                                                                 Exhibit (e)(2)

[LOGO OF AIG AMERICAN GENERAL]                      Life Insurance Application
                                                    (Simplified, Guaranteed or
                                                       Medically Underwritten)
                                                                        Part A

[GRAPHIC APPEARS HERE] American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX 77019

  A member company of American International Group, Inc.

The insurance company above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

Instructions

a) If Contingent Guaranteed Issue: Complete Section I only.

b) If Simplified Issue: Complete Sections I, II and III.

c) If Medically Underwritten: Complete Sections I, II and Part B.

d) If Variable Product: Complete 1) As outlined above; and 2) The Variable Supplemental application.
   (Pages 6 and 7 must be completed for all applications.)

                                   SECTION I

Personal Information

1. Proposed Insured

   Name _________________________ Social Security # ___________________________

   Sex [ ] M  [ ] F     Birthplace*               Date of         Current
                        (state, country) ________ Birth   _______ Age     _____

   Tobacco Use Have you ever used any form of tobacco or nicotine
   products? [ ] yes  [ ] no  If yes, date of last use               __________

   If yes, type and quantity tobacco or nicotine products used   ______________

   Driver's License   [ ] yes  [ ] no  Number _______ License State ___________

   U.S. Citizen  [ ] yes  [ ] no If no,
   Date of Entry ____________________________ Visa Type ______ Exp. Date ______

   Address ____________________ City, State __________________ ZIP ____________

   Home Phone _____________ Work Phone _____________ Email ____________________

   Personal Earned              Household
   Income $        ____________ Income $  ____________ Net Worth $ ____________

Employer Information

                                                       Length of
2. Employer ____________________ Occupation __________ Employment _____________

   Employer Address _____________________ City, State __________ ZIP __________

   Duties ______________________________________________________________________


        a) Has the Proposed Insured been absent from work
           due to illness or medical treatment for a period
           of more than 5 consecutive working days in the
           last 90 days (exclusive of weekends, holidays,
           and vacations.) (If yes, please give details
           below.).............................................. [ ] yes  [ ] no

        b) Is Proposed Insured actively at work, full time,
           performing all duties of regular occupation at
           customary place of employment? (If no, please
           give details below.)................................. [ ] yes  [ ] no

 Details for 2a and 2b _________________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________

Ownership

3. A. Complete if the Proposed Insured is not the Owner (If contingent Owner is required, use Remarks section.)

                             Social Security
   Name ____________________ or Tax ID #     __________ Date of Birth _________

   Address ____________________ City, State __________________ ZIP ____________

   Home Phone _______________ Relationship to
                              Proposed Insured ________________________________


   Email ______________________________________________________________________
--------
* for identification purposes only

AGLC102503-2007

3. B. Future Increases Do you agree to accept
                       increases/decreases in base and/or term
                       coverage as requested in writing by your
                       Employer? (Complete only if employer is
                       the Owner.).............................. [ ] yes [ ] no

   C. Complete if Owner is a trust

   Exact Name of Trust _____________________ Trust Tax ID # ___________________

   Address ____________________ City, State __________________ ZIP ____________

   Email ______________________________________________________________________

   Current Trustee(s) ______________________________ Date of Trust ____________

Product Information

4. Product Name (Complete appropriate supplemental application if applicable.)_________________________________________________________________

   Amount Applied For: Base Coverages $_________ Supplemental Coverage (If applicable)$_________

   Death Benefit Compliance Test Used (If applicable): [ ] Guideline Premium
   [ ] Cash Value Accumulation

   Automatic Premium Loan (If applicable): [ ] yes [ ] no Premium Class Quoted ______________________________________________________________________

   Reason for Insurance ________________________________________________________

5. Premium Allocation (For Indexed UL only if applicable.)

   Indicate how each premium received is to be allocated. Total allocations must equal 100%. Use whole percentage only.

   Indexed Interest Account ___% Excess Interest Account ___% Total 100%

6. Death Benefit Options (For UL & VUL only.) [ ] Option 1-Level [ ] Option 2-Increasing [ ] Option 3-Level Plus Return of Premium

7. Riders/Benefits

   [ ] Maturity Extension Rider-Accumulation Value [ ] Maturity Extension Rider-Death Benefit [ ] Terminal Illness Rider

   [ ] Other Riders/Benefits #1 ________________ Amount/Unit(s) ________________
   _____________________________________________ _______________________________

   [ ] Other Riders/Benefits #2 ________________ Amount/Unit(s) ________________
   _____________________________________________ _______________________________
Beneficiary

8. Primary    Name _______________ Relationship _______________ Share ______ %
              Name _______________ Relationship _______________ Share ______ %
              Name _______________ Relationship _______________ Share ______ %
              Name _______________ Relationship _______________ Share ______ %
9. Contingent Name _______________ Relationship _______________ Share ______ %
              Name _______________ Relationship _______________ Share ______ %
              Name _______________ Relationship _______________ Share ______ %

10. Trust Information (if Beneficiary) Exact Name of Trust ____________________ Trust Tax ID# ________ Current Trustee(s) _____ Date of Trust _____________

Premium

11.Premium Payment  [ ]  Modal $__________  [ ]  Single $__________  [ ]
   Additional Initials $__________

   A. Frequency of modal premium:  [ ] Annual   [ ]
      Semi-annual  [ ] Quarterly  [ ] Monthly (Bank Draft only)

   B. Method: [ ] Direct Billing [ ] Bank Draft (Complete Bank Draft Authorization.) [ ] List Bill: Number ______________

       [ ] Other (Please explain.)

   C. Premium Payor (Complete if other than Owner.)

   Name _________________________ Social Security or Tax ID # _________________

   Relationship to Proposed Insured ___________________________________________

   Address ____________________ City, State __________________ ZIP ____________

AGLC102503-2007

Existing Coverage

12. Existing Coverage


   A. Life and Annuity Coverage                         [ ] yes  [ ] no
   Does the Proposed Insured have any existing or pending annuities or life insurance policies?
   (If yes, complete the following regarding such
    annuities or life insurance policies.)
   Type: i = individual, b= business, g=group, p=pending life insurance or annuity

                                  Type(s) Year
                    Insurance      (see    of    Face
Policy Number        Company      above)  Issue Amount     Replace* 1035 Ex
-------------    ---------------- ------- ----- ------ ------------------------
________________ ________________ _______ _____ ______ [ ] yes  [ ] no  [ ] yes
________________ ________________ _______ _____ ______ [ ] yes  [ ] no  [ ] yes
________________ ________________ _______ _____ ______ [ ] yes  [ ] no  [ ] yes
________________ ________________ _______ _____ ______ [ ] yes  [ ] no  [ ] yes
--------
* Replace means that the insurance being applied for may replace, change or use any monetary value of any existing or pending life insurance policy or annuity. If replacement may be involved, complete and submit replacement-related forms. Please note: certain states require completion of replacement related forms even when other life insurance or annuities are not being replaced by the policy being applied for.

Remarks

13. Details and Explanations _______________________________________________
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________

                                  SECTION II

Nonmedical Questions

14.Background Information (Complete questions A through F. If yes answer applies to the Proposed Insured, provide details specified after each question.)

    A. Does the Proposed Insured intend to travel or reside
       outside of the United States or Canada within the
       next two years?                                        [ ] yes  [ ] no
       (If yes, list country, date, length of stay and purpose.)     ___________
       _________________________________________________________________________
       _________________________________________________________________________
    B. In the past five years, has the Proposed Insured
       participated in, or does he or she intend to
       participate in: any flights as a trainee, pilot or
       crew member; scuba diving; skydiving or parachuting;
       ultralight aviation; auto racing; cave exploration;
       hang gliding; boat racing; mountaineering; extreme
       sports or other hazardous activities?                  [ ] yes  [ ] no
       (If yes, circle or list the applicable
       activities and complete the Aviation
       and/or Avocation Questionnaire.)       __________________________________
       _________________________________________________________________________
       _________________________________________________________________________
    C. Has the Proposed Insured:
       1) During the past 90 days submitted an application
          for life insurance to any company or begun the
          process of filling out an application?                [ ] yes  [ ] no

       (If yes, list company name, amount
       applied for, purpose of insurance and
       if application will be placed.)       ___________________________________
       _________________________________________________________________________
       _________________________________________________________________________

AGLC102503-2007

14. C. 2) Ever had a life or disability insurance
            application modified, rated, declined,
            postponed, withdrawn, canceled or refused for
            renewal?                                         [ ] yes  [ ] no
       (If yes, list date and reason.) _________________________________________
       _________________________________________________________________________
       _________________________________________________________________________

    D. Has the Proposed Insured ever filed for bankruptcy?   [ ] yes  [ ] no
       (If yes, list chapter filed, date,
       reason and discharge date.).       ______________________________________
       _________________________________________________________________________
       _________________________________________________________________________
    E. In the past five years, has the Proposed Insured
       been charged with or convicted of driving under the
       influence of alcohol or drugs or had any driving
       violations?                                           [ ] yes  [ ] no
       (If yes, list date, state, license
       no. and specific violation.)       ______________________________________
       _________________________________________________________________________
       _________________________________________________________________________
    F. Has the Proposed Insured ever been convicted of or
       pled guilty or no contest to a criminal offense or
       currently have any felony or misdemeanor charge
       pending?                                              [ ] yes  [ ] no
       (If yes, list date,
       state and charge.)  _____________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________

                                  SECTION III

Medical History

(Instructions: Please answer ALL medical history questions. Do not leave any questions blank.)

15. Physician Information

   Name, address and phone number of the Proposed Insured's personal physician(s). (If no personal physician, provide name, address and phone number of doctor last seen.)

   Name ________________________________ Phone ________________________________

   Address ____________________ City, State __________________ ZIP ____________

   Date, reason, findings and treatment at last visit. _________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

16. Build

   A. Admitted Height and Weight, ____________ ft.__________ in. ____________Ibs

   B. Has the Proposed Insured had any weight change in excess of 10 Ibs. in the past year? [ ] yes [ ] no If yes, complete the following:
   Loss ________________ Ibs. Gain ________________ Ibs. Reason

17. A. Has the Proposed Insured ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

       1) heart disease, heart attack, chest pain, irregular
          heartbeat, heart murmur, high cholesterol, high blood
          pressure or other disorder of the heart?               [ ] yes  [ ] no
       2) a blood clot, aneurysm, stroke, or other disease,
          disorder or blockage of the arteries or veins?         [ ] yes  [ ] no
       3) cancer, tumors, masses, cysts or other such
          abnormalities?                                         [ ] yes  [ ] no
       4) diabetes, a disorder of the thyroid or other glands
          or a disorder of the immune system, blood or
          lymphatic system?                                      [ ] yes  [ ] no
       5) colitis, hepatitis or a disorder of the esophagus,
          stomach, liver, pancreas, gall bladder or intestine?   [ ] yes  [ ] no
       6) a disorder of the kidneys, bladder, prostate or reproductive organs or sugar or protein in the urine? [ ] yes [ ] no

AGLC102503-2007

       7) asthma, bronchitis, emphysema, sleep apnea or other
          breathing or lung disorder?                            [ ] yes  [ ] no

       8) seizures, a disorder of the brain or spinal cord or
          other nervous system abnormality, including a mental
          or nervous disorder?                                   [ ] yes  [ ] no

       9) arthritis, muscle disorders, connective tissue
          disease or other bone or joint disorders?              [ ] yes  [ ] no

       (If yes, list condition and provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
       Details If yes, for any questions 1-9) __________________________________
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________

  B. Has the Proposed Insured ever:

       1) sought or received advice, counseling or treatment by
          a medical professional for the use of alcohol or
          drugs, including prescription drugs?                   [ ] yes  [ ] no
       2) used cocaine, marijuana, heroin, controlled
          substances or any other drug, except as legally
          prescribed by a physician?                             [ ] yes  [ ] no

       (If yes answered to B1 or B2, please provide details below.)

   Type of drug(s)/alcohol product(s) _______________ Date last used __________ Name(s) of doctor/facility _________________________ Phone _______________
   Address ____________________ City, State __________________ ZIP ____________
   Treatment Dates _____________________________________________________________
   Support group(s) ____________________ Last date attended __________________
   Details of any drug or alcohol
   related arrests                        ______________________________________

  C. Has the Proposed Insured ever been diagnosed as having or been treated by any member of the medical profession for
     AIDS Related Complex (ARC) or Acquired Immune Deficiency
     Syndrome (AIDS)?                                            [ ] yes  [ ] no

     If yes, provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
     Details ___________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

AGLC102503-2007

American General Life Insurance Company, Houston, TX

The insurance company above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

  Agreement, Authorization to Obtain and Disclose Information and Signatures

I, the Proposed Insured and Owner signing below, agree that I have read the statements contained in this application and any attachments or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A and if applicable, Part B, and related attachments, including supplement(s) and addendum(s); and (2) shall be the basis for any policy and any rider(s) issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

I understand and agree that even if I paid a premium no insurance will be in effect under this application, or under any new policy or any rider(s) issued by the Company, unless or until all three of the following conditions are met:
(1) the policy has been delivered and accepted; and (2) the full first modal premium for the issued policy has been paid; and (3) there has been no change in the health of the Proposed Insured(s) that would change the answers to any questions in the application before items (1) and (2) in this paragraph have occurred. I understand and agree that if all three conditions above are not met: (1) no insurance will begin in effect; and (2) the Company's liability will be limited to a refund of any premiums paid, regardless of whether loss occurs before premiums are refunded.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy or have had read to me the Notices to the Proposed Insured(s).

I give my consent to all of the entities listed below to give to the Company, its legal representatives, American General Life Companies LLC ("AGLC") (an affiliated service company), and affiliated insurers all information they have pertaining to: medical consultations; treatments; surgeries; hospital confinements for physical and/or mental conditions; use of drugs or alcohol; drug prescriptions; or any other information for me and if applicable, my spouse or my minor children. Other information could include items such as: personal finances; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc. I give my consent for the information outlined above to be provided by: any physician or medical practitioner; any hospital, clinic or other health care facility; pharmacy benefit manager or prescription database; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand the information obtained will be used by the Company to determine:
(1) eligibility for insurance; and (2) eligibility for benefits under an existing policy. Any information gathered during the evaluation of my application may be disclosed to: reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

I, as well as any person authorized to act on my behalf, may, upon written request obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box 1931, Houston, TX 77251-1931.

This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be as valid as the original. I authorize AGLC or affiliated insurers to obtain an investigative consumer report on me. I understand that I may request to be interviewed for the report and receive, upon written request, a copy of such report. [ ] Check if you wish to be interviewed.

Fraud

Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

IRS Certification: Under penalties of perjury, I certify: (1) that the number shown on this application is my correct Social Security or Tax ID number; and
(2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code; and (3) that I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require my consent to any provisions of this document other than the certifications required to avoid backup withholding. You must cross out item (2) if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S. resident alien).

Proposed Insured/Owner Signature

Signed at (city, state) _________________________ On (date) ___________________

Proposed Insured X ____________________________________________________________

Owner (If other than Proposed Insured) X ______________________________________

Agent(s) Signature(s)

I certify that the information supplied by the Proposed Insured/Owner has been truthfully and accurately recorded on this Part A application.

Writing Agent Name (please print) ________________ Writing Agent # ____________

Writing Agent Signature X ___________________ Countersigned ___________________
                                                                  (Licensed
                                                                resident agent
                                                              if state required)

AGLC102503-2007

                                Agent's Report

1. Statements

A. Number of years you have known Proposed Insured:____________________________


B. Does the Proposed Insured have any existing or pending
   annuities or life insurance policies?                         [ ] yes  [ ] no

   If yes, do you have any information that indicates that
   the Proposed Insured may replace, change, or use any
   monetary value of any existing or pending life insurance
   policy or annuity with any company in connection with
   the purchase of insurance?                                    [ ] yes  [ ] no

   (If yes, please provide details in the Remarks section below and attach all replacement-related forms. Certain states require completion of replacement-related forms even when other life insurance or annuities are not being replaced by the policy being applied for.)

C. Are you aware of any other information that would
   adversely affect the Proposed Insured's eligibility,
   acceptability, or insurability? (If yes, please provide
   details in the Remarks section below, and do not provide
   limited temporary life insurance.)                            [ ] yes  [ ] no

2. Remarks, Details and Explanations (Please include information on any collateral assignment, etc.)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

3. Commission, Agent/Agency Information (Please list servicing agent first.)

Agent(s) to Receive Commission      Agency Number Agent Number Percent of Split
------------------------------      ------------- ------------ ----------------

___________________________________ _____________ ____________ _______________%

___________________________________ _____________ ____________ _______________%

___________________________________ _____________ ____________ _______________%

___________________________________ _____________ ____________ _______________%

Writing Agent Name (Please print) _______________________ Date ________________

Writing Agent Signature X _______________________________

State License # ________________________________ Phone # ______________________

Email ________________________________________________ Fax# ___________________

For Home Office use

Processing Center __________ Contact Person __________ Phone # ________________

Servicing Agent (if other than writing agent) send policy/delivery requirements to _______________________________________________________________

________________________________________________________________________________

AGLC102503-2007

BANK DRAFT AUTHORIZATION

[ ] American General Life        [ ] The United States Life Insurance Company         [ ] AIG Life Insurance Company,
    Insurance Company,               in the City of New York,                             Wilmington, DE
    Houston, TX                      New York, NY

The company checked above ("Company") will withdraw the premiums from the specified account. "You", "your", "I", and "me" refer to the bank account Owner whose name appears below.

How Automatic Bank Draft Works: Automatic bank draft is a debit service that offers a convenient way to pay life insurance premiums. The Company will collect the life insurance premiums from your bank account electronically - you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipts for payment of your premium.

                        Automatic Bank Draft Agreement

I hereby authorize and request the Company to initiate electronic or other commercially accepted-type debits against the indicated bank account in the depository institution named ("Depository") for the payment of premiums and other indicated charges due on the insurance policy, and to continue to initiate such debits in the event of a conversion, renewal, or other change to any such contract(s). I hereby agree to indemnify and hold the Company harmless from any loss, claim, or liability of any kind by reason or dishonor of any debit.

I understand that this authorization will not affect the terms of the contract(s), other than the mode of payment, and that if premiums are not paid within the applicable grace period, the contract(s) will terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the Company receives actual payment.

I agree that this authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the nonterminating party and may be terminated by the Company immediately if any debit is not honored by the Depository named for any reason.

This must be dated and signed by the bank account Owner(s) as his/her name appears on bank records for the account provided on this authorization.

Financial Institution Name ____________________________________________________

Financial Institution Address _______________ City, State ________ ZIP ________

Routing Number |: [ ][ ][ ][ ][ ][ ][ ][ ][ ]:|

Account Number    [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ] ||.

Type of Account: [ ] Checking [ ] Savings     Credit Union: [ ] yes [ ] no

Name of Primary Proposed Insured ___________________ Premium Amount $________

Frequency: [ ] Annual    [ ] Semi-annual    [ ] Quarterly    [ ] Monthly

Preferred Withdrawal ate (1st-28th) ______________ [ ] Please debit my account for all outstanding
                                                       premiums due.
Print Bank Account Owner(s) Name ____________________________________

Signature(s) of Bank Account Owner(s) X _____________________________

Please attach voided check or deposit slip.

AGLC102113

          Detach this page and leave it with the Proposed Insured(s)

                      NOTICES TO THE PROPOSED INSURED(S)

American General Life   The United States Life Insurance   AIG Life Insurance
Insurance Company,      Company in the City of New York,   Company,
Houston, TX             New York, NY                       Wilmington, DE

The life insurance company checked on page 1 of your application ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments. This notice is provided on behalf of the Company and American General Life Companies LLC, an affiliated service company.

FAIR CREDIT REPORTING ACT

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C.
1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life or health insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living.

This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

P.O. Box 1931
Houston, TX 77251-1931

Upon receipt of such a request, the Company will respond by mail within five business days.

MEDICAL INFORMATION BUREAU

Information regarding your insurability will be treated as confidential. The Company, or its reinsurers may, however, make a brief report thereon to MIB, a not-for-profit membership organization of insurance companies, which operates an information exchange on behalf of its Members. If you apply to another MIB Member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, MIB will arrange disclosure of any information it may have in your file. Please contact MIB at 866-692-6901 (TTY 866-346-3642). If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of MIB's information office is Post Office Box 105, Essex Station Boston, Massachusetts 02112.

The Company, or its reinsurers, may also release information in its file to other insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law.

You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information.

If you desire additional information on insurance information practices you should direct your requests to the Company at: American General Life Companies LLC. P.O. Box 1931. Houston. TX 77251-1931

TELEPHONE INTERVIEW INFORMATION

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.

USA PATRIOT ACT (This notice is printed in compliance with Section 326 of the USA Patriot Act)

IMPORTANT INFORMATION ABOUT PROCEDURES FOR APPLYING FOR AN INSURANCE POLICY OR ANNUITY CONTRACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including insurance companies, to obtain, verify, and record information that identifies each person who opens an account, including an application for an insurance policy or annuity contract.

What this means for you: When you apply for an insurance policy or annuity contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

AGLC102112